T. Rowe Price Global Real Estate Fund

Supplement to Summary Prospectus Dated May 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2021, Jai Kapadia will become portfolio manager and Chair of the fund’s Investment Advisory Committee and Nina Jones will transition from her role as portfolio manager and Chair of the fund’s Investment Advisory Committee. Mr. Kapadia joined T. Rowe Price in 2011.

The date of this supplement is December 21, 2020.

F173-041-S 12/21/20